Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,273.37
Total Transaction Valuation	38,185,191.40
Total Offset Amount	0.00
Net Fee	$ 5,273.37